U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): January 30, 2009

                          CITY CAPITAL CORPORATION
              (Exact Name of Company as Specified in Its Charter)

          Nevada                      33-5902                   22-2774460
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)

     2000 Mallory Lane, Suite 130-301, Franklin, Tennessee         37067
            (Address of Principal Executive Offices)             (Zip Code)

         Company's telephone number, including area code:  (877) 367-1463


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective on January 30, 2009, the Company entered into a Stock Purchase Agreement with a buyer. Under this agreement, the Company agreed to sell to the purchaser all of the issued and outstanding shares of capital stock of St. Clair Superior, Inc., an Ohio corporation, for the sum of $350,000. St. Clair Superior, Inc., owns the St. Clair Superior Apartment complex in Cleveland, Ohio.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K


                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       City Capital Corporation



Dated: February 16, 2009               By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer


                                  EXHIBIT INDEX

Number                             Description

10     Stock Purchase Agreement between the Company and a
purchaser, dated January 30, 2009 (filed herewith).

                               EX-10
                     STOCK PURCHASE AGREEMENT

                     STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and effective as of January 30, 2009 (the "Effective Date"), by and among City
Capital Corporation, a Nevada corporation ("Seller") and
___________________________ ("Buyer").

WHEREAS, Seller is the owner of record of all of the issued and outstanding shares of capital stock of St. Clair Superior, Inc., an Ohio corporation (the "Company"); and

WHEREAS, Buyer agrees to purchase and Seller agrees to sell Four
Hundred (400) shares of the capital stock of the Company (the
"Shares") upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual premises, covenants, agreements, representations, warranties and recitals contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement and in consideration of the Purchase
Price (defined below), Seller hereby sells, transfers and delivers to Buyer the Shares.

     2. Purchase Price. The purchase price for the Shares shall be an amount equal to Three Hundred Fifty Thousand Dollars ($350,000) (the "Purchase Price") to be paid in cash or other immediately available funds upon the Effective Date hereof.

     3. Representation and Warranties of the Seller and the Company. The Seller hereby represent sand warrants to Buyer that:

        (a) Capitalization. The authorized capital stock of the Company consists of Five Hundred (500) shares of common stock, NO par value, Five Hundred (500) of which are issued and outstanding. All of the Shares are duly authorized, validly issued, fully paid, and no assessable. All of the Shares are owned of record by Seller. None of the Shares were issued or will be transferred under this Agreement in violation of any preemptive or preferential rights of any person or entity.

        (b) No Liens on Shares. Seller owns the Shares free and clear of any liens, restrictions, security interests, claims, rights of another, or encumbrances, and none of the Shares are subject to any outstanding option, warrant, call, or similar right of any other person to acquire the same, and none of the Shares are subject to any restriction on transfer thereof except for restrictions imposed by applicable federal and state securities laws.

        (c) Due Organization. The Company is duly organized, validly existing, and in good standing under the laws of the State of Ohio and has full corporate power and authority to carry on its business as now conducted. The Company is qualified to transact business in each jurisdiction in which the nature of its business or the ownership of its properties requires such qualification.

        (d) Claims and Proceedings. There are no actions, suits, legal or administrative proceedings or investigations pending or, to the best knowledge of Seller, threatened, against or relating to the Company, its officers, directors or employees, its properties, assets or business or the transactions contemplated by this Agreement, and neither Seller nor Company knows of, nor has any reason to be aware of, any basis for the same.

     4. Deliverables of Seller and Company. The following documents shall be delivered to Buyer upon the execution hereof:

        (a) Seller shall have delivered the stock certificate representing the Shares accompanied by a stock power duly executed in blank;

        (b) Copies of the Company's certificate or articles of incorporation and bylaws, and all amendments thereof; and

        (c) Copies of the resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments referred to herein.

     5.  Deliveries by Buyer.  The Buyer shall deliver the
Purchase Price.

     6. Survival. All statements, representations, warranties, covenants and agreements made by each of the parties hereto shall expire upon the consummation of the transactions contemplated herein.

     7. Modifications. Any amendment, change or modification of this Agreement shall be void unless the same are made in writing and signed by all parties hereto.

     8. Notifications. All notices, requests, demands, or other communications under this Agreement shall be in writing. Notice shall be sufficiently given for all purposes as follows:

        (a) Personal Delivery. When personally delivered to the recipient, a Notice is effective on delivery.

        (b) Electronic Mail. When sent via electronic mail, notice is effective on receipt, provided that the receiving party delivers a confirmation of receipt by any means acceptable hereunder.

        (c) US Electronic Post Courier Service. When sent via US Post CS, notice is effective upon receipt, if delivery is confirmed by US Post CS.

        (d) First-Class Mail. When mailed first-class to the last address of the recipient known to the party giving notice, notice is effective three (3) mail days after deposit in a United States Postal Service office or mailbox.

        (e) Certified Mail. When mailed certified mail, return receipt requested, notice is effective on receipt, if delivery is confirmed by a return receipt.

        (f) Overnight Delivery. When delivered by private overnight delivery service such as Federal Express, Airborne, United Parcel Service, or DHL Worldwide Express, charges pre-paid or charged to the sender's account, notice is effective on delivery, if delivery is confirmed by the delivery service.

        (g) Facsimile Transmission. When sent by facsimile to the last facsimile number of the recipient known to the party giving notice, notice is effective on receipt, provided that (a) a duplicate copy of the notice is promptly given by first-class or certified mail, or (b) the receiving party delivers a written confirmation of receipt. Any notice given by facsimile shall be deemed received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

     9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument.

     10. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Buyer and Seller, their heirs, representatives, successors, and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by Seller without the prior written consent of Buyer. This Agreement shall be assignable by Buyer to an affiliate of Buyer without the prior written consent of Seller.

     11. Entire and Sole Agreement. This Agreement and the other schedules and agreements referred to herein, constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof.

     12. Governing Law; Jurisdiction; Venue. This Agreement is made pursuant to, and shall be construed in accordance with, the laws of the State of Ohio.

     13. Preparation of Documents. This Agreement is the joint work product of the parties hereto, and in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

     14. Invalid Provisions. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable there shall be added hereto automatically a provision as similar as possible to such illegal, invalid or unenforceable provision and be legal, valid and enforceable. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

     15. Headings. The descriptive section headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BUYER:

                                       __________________________________


                                       By: /s/  ____________________________
                                       Name: ____________________________
                                       Title: _____________________________


                                       SELLER:

                                       City Capital Corporation


                                       By: /s/  Ephren Taylor, Jr.
                                       Ephren Taylor, Jr., President


                                       READ AND APPROVED:


                                       By: /s/  _____________________________